UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

(Amendment No.)

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to §240.14a-12

PetSmart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following is an employee communication that will be sent via email to certain employees of PetSmart, Inc.

Associate Email – Q4/FY 2014 Earnings

Subject: Announcement about Our Q4 Progress

Hi PetSmart Associates,

This morning, we released select preliminary results highlighting the progress we made in Q4. (Here’s a link to the press release.) I have included the results we released below.

•	Comparable store sales for Q4 increased 2.6%
•	Average ticket increased 2.0%
•	Comparable transactions increased 0.6%
•	We expect to meet or exceed previously issued guidance for Q4 of between $1.34 and $1.38 per share on a non-GAAP adjusted diluted earnings per share basis.

We were able to deliver these results because of your hard work, dedication and focus on our four growth strategies. We simply could not have delivered these results without you.

We will issue a press release on March 4 to announce our final Q4 and 2014 results.

You may have also seen the announcement inviting our stockholders to a special meeting on Friday, March 6. At this meeting, stockholders will consider and vote on the proposed sale of the company. This is an important step in this process.

Finally, we have decided to move the March 5 SSG/Field Town Hall to a later date. We’d like to invite a representative from BC Partners to join us (assuming the sale is completed), so we are working on identifying a date right now. Please watch your calendars for that update.

I firmly believe that a strong Q4 sets us up for a strong Q1, and I remain confident that we have the right growth strategies and operating plan underway. You are the best associates in retail. Your passion and enthusiasm are the reason pet parents come to PetSmart.

Thank you,

David

Forward-looking Statements

This communication contains forward-looking statements regarding, among other things, statements related to our expectations for future performance (including our 2014 and 2015 guidance), and expectations regarding our profit improvement program, goals, plans, objectives and future events. PetSmart, Inc. (“PetSmart”) intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Reform Act of 1995. In some cases, for-ward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” or the negative of these terms or other comparable terminology, although not all forward-

looking statements contain these words. The forward-looking information and statements are or may be based on a series of projections and estimates and involve risks and uncertainties. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the failure to obtain PetSmart stockholder approval or the failure to satisfy any of the other closing conditions, (3) the risks related to the debt financing arrangements entered into in connection with the merger agreement, (4) the risks related to disruption of management’s attention from PetSmart’s ongoing business operations due to the transaction, (5) the effect of the announcement of the transaction on the ability of PetSmart to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally, (6) changes in general economic conditions, (7) the effectiveness of PetSmart’s profit improvement program in reducing costs and increasing profitability, (8) conditions affecting customer transactions and average ticket including, but not limited to, weather conditions or other seasonal events, (9) PetSmart’s ability to compete effectively and maintain PetSmart’s supply chain, (10) PetSmart’s ability to effectively manage its growth and operations, (11) changes in PetSmart’s structure, and (12) changes in the legal or regulatory environment. Additional risks are described under Item 1A, “Risk Factors,” in PetSmart periodic filings with the Securities and Exchange Commission (“SEC”), including PetSmart’s annual report on Form 10-K for the year ended February 2, 2014 filed on March 27, 2014 and in PetSmart’s subsequently filed Form 10-Qs. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. PetSmart does not undertake any obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction, PetSmart has filed with the SEC a definitive proxy statement and other documents relating to the proposed merger, including a form of proxy card, on February 2, 2015. The definitive proxy statement and form of proxy card have been mailed to the PetSmart’s stockholders. BEFORE MAKING ANY VOTING DECISION, PETSMART’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. A free copy of documents filed by PetSmart may be obtained at the SEC’s website at www.sec.gov and PetSmart’s website at

www.petsmartfacts.com. In addition, investors and security holders may obtain a free copy of PetSmart’s definitive proxy statement and other documents filed by PetSmart by directing a re-quest to PetSmart Investor Relations, 19601 N. 27th Avenue, Phoenix, AZ 85027, (623) 587-2025.

PetSmart and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from PetSmart stockholders with respect to the pro-posed acquisition of PetSmart. Security holders may obtain information regarding the names, affiliations and interests of such individuals in PetSmart’s Annual Report on Form 10-K for the fiscal year ended February 2, 2014, and its definitive proxy statement for the 2014 annual meeting of stockholders. Additional information regarding the interests of such individuals in the proposed acquisition of PetSmart is included in the definitive proxy statement and other relevant documents filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and PetSmart’s website at www.petsmartfacts.com.